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                                                                    EXHIBIT 10.3

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                              ASSIGNMENT AGREEMENT

Effective April 19, 1999.

BETWEEN:

      CYBEROAD GAMING CORPORATION, a St. Kitts corporation having a place of business at Box 174 Basseterre St. Kitts, West Indies.

                                                                (the "Assignor")
AND

      CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB.

                                                                (the "Assignee")
1.0   ASSIGNMENT

      1.1 In consideration of the sum of one hundred thousand U.S. dollars ($100,000 U.S.) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby transfers, conveys, and assigns to the Assignee:

      1.2 all of its rights, title and benefit as well as its obligations and responsibilities pursuant to an Operating and Revenue Sharing Management Agreement dated March 13, 1998 between the Assignor and Internet Wagering Systems, Ltd.;

      1.3   the said Agreement dated March 13, 1998;

      1.4 all of its rights, title and benefit as well as its obligations and responsibilities pursuant to a Nonexclusive License Agreement dated March 5, 1998 between the Assignor and Internet Wagering Systems Ltd.

      1.5   the said Agreement dated March 5, 1998;

      1.6 all of its rights, title and benefit as well as its obligations and responsibilities pursuant to a Binding Letter of Intent dated March 5, 1998 between the Assignor and Internet Wagering System's Ltd; and

      1.7   the said letter of Intent dated March 5, 1998.



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2.0   DOCUMENTS

      The documents which are the subject of this Assignment Agreement are attached hereto and marked Schedule "A".

3.0   SUCCESSORS

      This Agreement shall entire to the benefit of the Assignee and shall be binding upon the Assignor and its executors, successors and assigns.

4.0   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of Isle of Man.

IN WITNESS WHEREOF the parties have caused these presents to be executed personally or by their duly authorized officers as of the day and year first written above.

CYBEROAD GAMING CORPORATION                  CYBEROAD.COM (ISLE OF MAN) LIMITED


Per: /s/ LAWRENCE COFIELD                    Per: /s/ JOHN COFFEY
    --------------------------                   --------------------------
Name: Lawrence Cofield                       Name: John Coffey
Title: Director                              Title: Director